Exhibit 99.1

FORM 4 CONTINUATION SHEET?JOINT FILER INFORMATION
This Statement on Form 4 is filed by Sunstone Hotel Investors, L.L.C., Westbrook Real Estate
Fund III, L.P., Westbrook Real Estate Co-Investment Partnership III, L.P., Westbrook SHP
L.L.C., Westbrook Sunstone Investors L.L.C., Westbrook Real Estate Partners Management III,
LLC, Westbrook Real Estate Fund IV, L.P., Westbrook Real Estate Co-Investment Partnership
IV, L.P., Westbrook Real Estate Partners Management IV, LLC, Sunstone/WB Manhattan
Beach, LLC, Sunstone/WB Hotel Investors IV, LLC and WB Hotel Investors, LLC.  The
principal business address of each of the Reporting Persons is 13155 Noel Road, Suite 700,
Dallas, Texas 75240.
Each of the entities set forth in this Exhibit 99.1 may be deemed to indirectly beneficially own such securities.  Westbrook Real Estate Partners, L.L.C. is the managing member of Westbrook
Sunstone Investors, LLC, which is the managing member of Westbrook SHP, LLC, which is a member of Sunstone Hotel Investors, L.L.C.  Westbrook Real Estate Partners, L.L.C. is also the managing member of Westbrook Real Estate Partners Management III, LLC, which is the general partner of each of Westbrook Real Estate Fund III, L.P. and Westbrook Real Estate Co-
Investment Partnership III, L.P., which together have the power to appoint a majority of the members of the executive committee of WB Hotel Investors, LLC, and which together with
Westbrook SHP, LLC, have the power to appoint three-fourths of the members of the executive committee of Sunstone Hotel Investors, L.L.C.  Westbrook Real Estate Partners, L.L.C. is also the managing member of Westbrook Real Estate Partners Management IV, LLC, which is the general partner of each of Westbrook Real Estate Fund IV, L.P. and Westbrook Real Estate Co-
Investment Partnership IV, L.P., which together have the power to appoint a majority of the members of the executive committee of Sunstone/WB Hotel Investors IV, LLC.  Sunstone/WB
Hotel Investors IV, LLC has the power to appoint a majority of the members of the executive committee of Sunstone/WB Manhattan Beach, LLC.  Mr. Paul disclaims ownership of all shares in excess of his pecuniary interests, if any, and this report shall not be deemed an admission that any such person or entity is the beneficial owner of, or has any pecuniary interest in, such securities for purposes.of the Securities Exchange Act of 1934, as amended, or for any other purpose.

Name of Designated Filer:  Sunstone Hotel Investors, L.L.C.
Date of Event Requiring Statement:  October 20, 2004
Issuer Name and Ticker or Trading Symbol:  Sunstone Hotel Investors, Inc. (SHO)
                        Sunstone Hotel Investors, L.L.C.
                        By:  Westbrook SHP, L.L.C.,  Managing Member

                             By:  Westbrook Sunstone Investors, L.L.C.,
                            Managing Member

                          By:  ___________________________________
                                         Patrick K. Fox,  Secretary

                        Westbrook Real Estate Fund III, L.P.
                            By: Westbrook Real Estate Partners Management III, L.L.C.,
                         General Partner

                        By: Westbrook Real Estate Partners, L.L.C.,
                            Managing Member

                          By:  ________________________________
                                              Patrick K. Fox, Managing Member

                        Westbrook Real Estate Co-Investment Partnership III, L.P.
                        By: Westbrook Real Estate Partners Management III, L.L.C.,
                         General Partner

                        By: Westbrook Real Estate Partners, L.L.C.,
                            Managing Member

                          By:  ________________________________
                                              Patrick K. Fox, Managing Member

                        Westbrook SHP L.L.C.
                        By:  Westbrook Sunstone Investors, L.L.C.,
                                Managing Member

                         By:  ____________________________
                                 Patrick K. Fox, Secretary

                        Westbrook Sunstone Investors, L.L.C.

                        By:  _____________________________
                                Patrick K. Fox, Secretary

                        Westbrook Real Estate Partners Management III, L.L.C.
                        By: Westbrook Real Estate Partners, L.L.C.,
                         Managing Member

                         By:  ________________________________
                                            Patrick K. Fox, Managing Member

                        Westbrook Real Estate Fund IV, L.P.
                        By: Westbrook Real Estate Partners Management IV, L.L.C.,
                         General Partner

                        By: Westbrook Real Estate Partners, L.L.C.,
                            Managing Member

                          By:  ________________________________
                                              Patrick K. Fox, Managing Member

                        Westbrook Real Estate Co-Investment Partnership IV, L.P.
                        By: Westbrook Real Estate Partners Management IV, L.L.C.,
                         General Partner

                        By: Westbrook Real Estate Partners, L.L.C.,
                            Managing Member

                          By:  ________________________________
                                              Patrick K. Fox, Managing Member

                        Westbrook Real Estate Partners Management IV, L.L.C.
                        By: Westbrook Real Estate Partners, L.L.C.,
                         Managing Member

                         By:  ________________________________
                                           Patrick K. Fox, Managing Member

                        Sunstone/WB Manhattan Beach, LLC
                        By:  Sunstone/WB Hotel Investors, IV, LLC, Managing Member

                                By:  ______________________________
                                        Patrick K. Fox, Vice President

                        Sunstone/WB Hotel Investors IV, LLC

                        By:  ___________________________________
                                 Patrick K. Fox, Vice President

                        WB Hotel Investors, LLC

                        By:  ______________________________
                                Patrick K. Fox, Secretary